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                                                                    EXHIBIT 10.N





                           EL PASO ENERGY CORPORATION


                           DEFERRED COMPENSATION PLAN



               AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998



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                                TABLE OF CONTENTS


SECTION 1        PURPOSE........................................................................................1
        1.1      Purpose........................................................................................1

SECTION 2        ADMINISTRATION.................................................................................1
        2.1      Management Committee...........................................................................1

SECTION 3        PARTICIPANTS...................................................................................1
        3.1      Participants...................................................................................1

SECTION 4        DEFERRALS......................................................................................2
        4.1      Eligible Compensation..........................................................................2
        4.2      Deferred Payment of Base Salary................................................................2
        4.3      Deferred Payment of Cash Incentive Awards......................................................2
        4.4      Deferred Payment for Performance Units.........................................................3
        4.5      Deferred Payment for Amounts Awarded Under Other Plans.........................................3
        4.6      Memorandum Account.............................................................................3
        4.7      Prior Deferrals................................................................................3
        4.8      Payment of Deferred Eligible Compensation......................................................4
        4.9      Acceleration of Payment of Deferred Eligible Compensation......................................4

SECTION 5        GENERAL PROVISIONS.............................................................................4
        5.1      Unfunded Obligation............................................................................4
        5.2      Discretionary Investment by Company............................................................5
        5.3      Beneficiary....................................................................................5
        5.4      Permanent Disability...........................................................................5
        5.5      Incapacity of Participant or Beneficiary.......................................................5
        5.6      Nonassignment..................................................................................6
        5.7      No Right to Continued Employment...............................................................6
        5.8      Withholding Taxes..............................................................................6
        5.9      Termination and Amendment......................................................................6
        5.10     Applicable Law.................................................................................6


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El Paso Energy Corporation            -i-                     Table of Contents
Deferred Compensation Plan


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                           EL PASO ENERGY CORPORATION
                           DEFERRED COMPENSATION PLAN
               AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998


                                SECTION 1 PURPOSE

1.1      PURPOSE

         The purpose of the El Paso Energy Corporation Deferred Compensation Plan (the "Plan") is to permit the executives and certain key management employees of El Paso Energy Corporation (the "Company") and its subsidiaries to defer all or some part of their Eligible Compensation (as defined below) in order for the Company to attract and retain exceptional personnel.


                            SECTION 2 ADMINISTRATION

2.1      MANAGEMENT COMMITTEE

         The Plan shall be administered by a management committee (the "Management Committee") consisting of the Chief Executive Officer and such other senior officers as he or she shall designate. Subject to the Compensation Committee (the "Compensation Committee") of the Company's Board of Directors (the "Board"), the Management Committee shall interpret the Plan, prescribe, amend and rescind rules relating to it, select eligible Participants, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants. No member of the Management Committee shall vote on any matter that pertains solely to himself or herself.


                             SECTION 3 PARTICIPANTS

3.1      PARTICIPANTS

         The Management Committee shall determine and designate the executives and key management employees of the Company and its subsidiaries who are eligible to defer Eligible Compensation under the Plan (the "Participants"). Members of the Board who are full-time executives of the Company shall be eligible to participate in the Plan.

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El Paso Energy Corporation                                               Page 1
Deferred Compensation Plan


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                               SECTION 4 DEFERRALS

4.1      ELIGIBLE COMPENSATION

         For purposes of this Plan the term "Eligible Compensation" means the following:

         a. "Base Salary" is the Participant's base salary being paid for the year or partial year, exclusive of bonuses or other forms of cash incentive compensation for the year;

         b. "Cash Incentive Award" is an annual incentive award made under the Company's Incentive Compensation Plan or an annual cash incentive award under a similar annual incentive plan maintained by the Company or a subsidiary of the Company, as applicable;

         c. Payment for "Performance Units" which are granted pursuant to the Company's Omnibus Compensation Plan or other similar performance unit plan maintained by the Company or a subsidiary of the Company, as applicable; and

         d. Compensation otherwise payable pursuant to the terms of other plans which the Company or its subsidiaries may from time to time maintain.

4.2      DEFERRED PAYMENT OF BASE SALARY

         Prior to January 1 of any year (or, with respect to individuals who first become Participants during a year, on or before the date on which they become Participants) each Participant may elect to have the payment of all or a portion of his or her Base Salary for the year beginning January 1 (or, if later, so much of the year as commences on the day following the date on which the individual becomes a Participant) deferred until his or her retirement, death, Permanent Disability (as defined below), resignation or termination of employment with the Company and its subsidiaries, or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form prescribed by the Management Committee. The election shall apply only to that calendar year or partial year. If a Participant has not made an election, the Base Salary paid to him or her for that year shall be paid in accordance with the Company's normal payroll practices.

4.3      DEFERRED PAYMENT OF CASH INCENTIVE AWARDS

         Each Participant may, at such time as the Management Committee may determine, in its sole discretion, elect to have the payment of all or a portion of his or her Cash Incentive Award, if any, for the year deferred until the Participant's retirement, death, Permanent Disability, resignation or termination of employment with the Company and its subsidiaries, or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form

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El Paso Energy Corporation                                               Page 2
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prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election, any Cash Incentive Award granted to the Participant for that year shall be paid pursuant to the terms of the applicable annual incentive compensation plan under which the award was made.

4.4      DEFERRED PAYMENT FOR PERFORMANCE UNITS

         Each Participant may, prior to the vesting of Performance Units and in a manner prescribed by the Management Committee, elect to have all or a portion of the lump-sum cash payment payable pursuant to the terms of the applicable omnibus compensation plan or other performance unit plan with respect to vested Performance Units deferred until the Participant's retirement, death, Permanent Disability, resignation or termination of employment with the Company and its subsidiaries or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form prescribed by the Management Committee. The election shall apply only to the Performance Units that may become vested with respect to that year. If a Participant has not made an election, any cash payment for Performance Units shall be paid pursuant to the applicable provisions of the plan under which the Performance Units were granted.

4.5      DEFERRED PAYMENT FOR AMOUNTS AWARDED UNDER OTHER PLANS

         Participants may be allowed to irrevocably elect to defer, in the sole discretion of the Management Committee, amounts that would otherwise be currently payable under any other plan maintained or which may be maintained by the Company or its subsidiaries. Any such deferrals must be made pursuant to the terms of such other plans.

4.6      MEMORANDUM ACCOUNT

         The Company shall establish a ledger account (the "Memorandum Account"), for each Participant who has elected to defer the payment of any part of his or her Eligible Compensation, for the purpose of reflecting the Company's obligation to pay the deferred amount as provided in Section 4.8. Interest shall accrue on the deferred amount to the date of distribution, and shall be credited to the Memorandum Account at the end of each calendar quarter or such other periods as may be determined by the Management Committee. The Management Committee shall determine the rate of interest periodically and in so doing may take into account the earnings, losses, appreciation or depreciation attributable to any discretionary investments made pursuant to Section 5.2.

4.7      PRIOR DEFERRALS

         Compensation which was deferred by a Participant under the Company's Incentive Compensation Plan or Omnibus Compensation Plan or a similar plan maintained by the Company's former parent company shall be paid by the Company pursuant to the terms of this Plan.

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El Paso Energy Corporation                                               Page 3
Deferred Compensation Plan


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4.8      PAYMENT OF DEFERRED ELIGIBLE COMPENSATION

         Upon the retirement, death, Permanent Disability, resignation, designated payment date, or termination of employment of a Participant who has elected to defer any portion of his or her Eligible Compensation for any year, the Company shall pay to such Participant (or his or her Beneficiary in the case of his or her death) an amount equal to the balance of his or her Memorandum Account, plus interest (at a rate determined by the Management Committee pursuant to Section 4.6) on the outstanding account balance to the date of distribution and subject to approval of the Management Committee, as follows:

         (a)      a lump sum cash payment; or

         (b) in periodic installments over a period of years to be determined by the Management Committee in its sole discretion.

         Payment of deferred amounts shall commence or be made in the month following the Participant's retirement, death, Permanent Disability, resignation, termination of employment or designated payment date.

4.9      ACCELERATION OF PAYMENT OF DEFERRED ELIGIBLE COMPENSATION

         The Management Committee, in its sole discretion, may accelerate the payment of the unpaid balance of a Participant's Memorandum Account in the event of the Participant's retirement, death, Permanent Disability, resignation or termination of employment, or upon its determination that the Participant (or his or her Beneficiary in the case of his or her death) has incurred a severe financial hardship. The Management Committee in making its determination may consider such factors and require such information as it deems appropriate.


                          SECTION 5 GENERAL PROVISIONS

5.1      UNFUNDED OBLIGATION

         The deferred amounts to be paid to Participants pursuant to this Plan are unfunded obligations of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments, which the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Management Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or his or her Beneficiary or his or her creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

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El Paso Energy Corporation                                               Page 4
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5.2      DISCRETIONARY INVESTMENT BY COMPANY

         The Management Committee may direct that an amount equal to the deferred amounts shall be invested by the Company as the Management Committee, in its sole discretion, shall determine. The Management Committee may, in its sole discretion, determine that all or some portion of an amount equal to the deferred amounts shall be paid into one or more grantor trusts to be established by the Company of which it shall be the beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants receive benefits under this Plan. The Management Committee may designate an investment advisor to direct investments and reinvestments of the funds, including investments of any grantor trusts hereunder.

5.3      BENEFICIARY

         The term "Beneficiary" shall mean the person or persons to whom payments are to be made pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant, and delivered to the Committee. A Participant may change his Beneficiary designation at any time. A designation by a Participant under the Burlington Resources Inc. Deferred Compensation Plan shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of the Memorandum Account is paid, the balance shall be paid to the Participant's spouse or lineal descendants, to the Participant's estate (unless the Management Committee for a given year has designated investment in an annuity, in which case the payment options selected by the Participant with respect thereto shall govern).

5.4      PERMANENT DISABILITY

         A Participant shall be deemed to have become disabled for purposes of this Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of his or her life.

5.5      INCAPACITY OF PARTICIPANT OR BENEFICIARY

         If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) at the discretion of the Committee, may be paid to the spouse, child, parent or brother or sister of such Participant or Beneficiary or to any person whom the Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

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El Paso Energy Corporation                                               Page 5
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5.6      NONASSIGNMENT

         The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

5.7      NO RIGHT TO CONTINUED EMPLOYMENT

         Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

5.8      WITHHOLDING TAXES

         Provision shall be made for the withholding of taxes under the Federal Insurance Contributions Act at the time of vesting of benefits under the Plan and appropriate income taxes shall be withheld from payments made to Participants pursuant to this Plan.

5.9      TERMINATION AND AMENDMENT

         The Board or the Compensation Committee may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board or the Compensation Committee may reinstate any or all of its provisions. The Management Committee may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension or termination may impair the right of a participant or his designated beneficiary to receive the deferred compensation benefit accrued prior to the effective date of such amendment, suspension or termination. The Board of Directors amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company.

5.10     APPLICABLE LAW

         The Plan shall be construed and governed in accordance with the laws of the State of Texas.

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El Paso Energy Corporation                                               Page 6
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         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of August 1, 1998.


                                       EL PASO ENERGY CORPORATION


                                       By  /s/ Joel Richards III
                                           ---------------------------
                                       Title:   Executive Vice President


ATTEST:


By  /s/ David L. Siddall
    ---------------------------
Title:   Corporate Secretary

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El Paso Energy Corporation                                               Page 7
Deferred Compensation Plan